Exhibit 10.6

                            JAMES RIVER COAL COMPANY

                            INDEMNIFICATION AGREEMENT

        This Indemnification Agreement ("Agreement") is effective as of _________________ by and between James River Coal Company, a Virginia corporation (the "Company"), and _________________ ("Indemnitee").

        WHEREAS, the Company desires to attract and retain the services of highly qualified individuals, such as Indemnitee, to serve the Company and its related entities;

         WHEREAS, in order to induce Indemnitee to continue to provide services to the Company, the Company wishes to provide for the indemnification of, and the advancement of expenses to, Indemnitee to the maximum extent permitted by Virginia law;

        WHEREAS, the Company and Indemnitee desire to have in place the protection provided by an indemnification agreement and to provide indemnification and advancement of expenses to Indemnitee to the maximum extent permitted by Virginia law; and

        WHEREAS, in view of the considerations set forth above, the Company desires that Indemnitee shall be indemnified and advanced expenses by the Company as set forth herein;

        NOW, THEREFORE, the Company and Indemnitee hereby agree as set forth below.

        1. CERTAIN DEFINITIONS.

            (a) "Change in Control" shall mean, and shall be deemed to have occurred if, a majority of the directors of the Company has changed after the date of the Covered Event giving rise to a Claim.

            (b) "Claim" shall mean with respect to a Covered Event: any threatened, pending or completed investigation, action, suit, proceeding or appeal, whether civil, criminal, administrative or investigative and whether formal or informal.

            (c) References to the "Company" shall include, in addition to the Company, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation, merger, sale or other transaction to which the Company (or any of its wholly owned subsidiaries) is a party which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees, agents or fiduciaries, so that if Indemnitee is or was a director, officer, employee, agent or fiduciary of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, employee benefit plan, trust or other enterprise, Indemnitee shall stand in the same position under the provisions of this Agreement with respect to the resulting or surviving corporation as Indemnitee would have with respect to such constituent corporation if its separate existence had continued.

            (d) "Covered Event" shall mean any event or occurrence related to the fact that Indemnitee is or was a director, officer, employee, agent or fiduciary of the Company, or any subsidiary of the Company, or is or was serving at the request of the Company as a director, officer, employee, agent or fiduciary of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, or by reason of any action or inaction on the part of Indemnitee while serving in such capacity.

            (e) "Expenses" shall mean (i) any and all expenses (including attorneys' fees and all other costs (including expert witness fees) and obligations incurred in connection with investigating, defending, being a witness in or participating in (including on appeal), or preparing to defend, to be a witness in or to participate in, any action, suit, proceeding, alternative dispute resolution mechanism, hearing, inquiry or investigation, or asserting a claim for indemnification hereunder), judgments, fines, penalties and amounts paid in settlement (if such settlement is approved in advance by the Company, which approval shall not be unreasonably withheld or delayed), actually and reasonably incurred, of any Claim, (ii) any federal, state, local or foreign taxes imposed on Indemnitee as a result of the actual or deemed receipt of any payments under this Agreement, and (iii) any federal, state, local or foreign, taxes imposed on Indemnitee as a result of the receipt of payments.

            (f) "Expense Advance" shall mean a payment to Indemnitee of Expenses pursuant to Section 3 in advance of the settlement of or final judgment in any action, suit, proceeding or alternative dispute resolution mechanism, hearing, inquiry or investigation which constitutes a Claim.

            (g) References to "Indemnitee" (except in Section 1(d) hereof) shall include, in addition to Indemnitee, (a) Indemnitee's principal employer (other than the Company) and (b) any shareholder of the Company that is controlled by such principal employer, in each case, if and only if, Indemnitee serves on the Board of Directors of the Company and such service is directly related to Indemnitee's employment with such principal employer.

            (h) References to "other enterprises" shall include employee benefit plans; references to "fines" shall include any excise taxes assessed on Indemnitee with respect to an employee benefit plan; and references to "serving at the request of the Company" shall include any service as a director, officer, employee, agent or fiduciary of the Company which imposes duties on, or involves services by, such director, officer, employee, agent or fiduciary with respect to an employee benefit plan, its participants or its beneficiaries; and if Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in the interests of the participants in and beneficiaries of an employee benefit plan, Indemnitee shall be deemed to have acted in a manner "not opposed to the best interests of the Company" as referred to in this Agreement.

            (i) "Reviewing Party" shall mean, subject to the provisions of
Section 2(d), any person or body appointed by the Board of Directors in accordance with Virginia law to make a determination regarding the Company's obligations hereunder and under Virginia law, which may include a committee of or the full Board of Directors of the Company, Special Legal Counsel, or the shareholders of the Company.

            (j) "Section" refers to a section of this Agreement unless otherwise indicated.


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

            (k) "Special Legal Counsel" shall mean an attorney or firm of attorneys, selected in accordance with the provisions of Section 2(d) hereof, who may or may not be counsel for the Company.

            (l) "Voting Securities" shall mean any securities of the Company that vote generally in the election of directors.

        2. INDEMNIFICATION.

            (a) INDEMNIFICATION OF EXPENSES. Subject to the provisions of
Section 2(b) below, the Company shall indemnify Indemnitee for Expenses to the fullest extent permitted by Virginia law if Indemnitee was or is or becomes a party to or witness or other participant in, or is threatened to be made a party to or witness or other participant in, any Claim (whether by reason of or arising in part out of a Covered Event), including all interest, assessments and other charges paid or payable in connection with or in respect of such Expenses; except such Expenses as are incurred because of Indemnitee's willful misconduct or knowing violation of the criminal law.

            (b) REVIEW OF INDEMNIFICATION OBLIGATIONS. Notwithstanding the foregoing, but subject to the provisions of Section 2(e) below, in the event any Reviewing Party shall have determined that Indemnitee is not entitled to be indemnified hereunder under Virginia law, (i) the Company shall have no further obligation under Section 2(a) to make any payments to Indemnitee not made prior to such determination by such Reviewing Party, and (ii) the Company shall be entitled to be reimbursed by Indemnitee (who hereby agrees to reimburse the Company) for all Expenses theretofore paid in indemnifying Indemnitee; PROVIDED, HOWEVER, that if Indemnitee has commenced or thereafter commences legal proceedings in a court of competent jurisdiction to secure a determination that Indemnitee is entitled to be indemnified hereunder under Virginia law, any determination made by any Reviewing Party that Indemnitee is not entitled to be indemnified hereunder under Virginia law shall not be binding and Indemnitee shall not be required to reimburse the Company for any Expenses theretofore paid in indemnifying Indemnitee until a final judicial determination is made with respect thereto (as to which all rights of appeal therefrom have been exhausted or lapsed). Indemnitee's obligation to reimburse the Company for any Expenses shall be an unlimited, unsecured general obligation accepted without reference to Indemnitee's ability to make repayment, and no interest shall be charged thereon.

            (c) INDEMNITEE RIGHTS ON UNFAVORABLE DETERMINATION; BINDING EFFECT. If any Reviewing Party determines that Indemnitee substantively is not entitled to be indemnified hereunder in whole or in part under Virginia law, Indemnitee shall have the right to commence litigation seeking an initial determination by the court or challenging any such determination by such Reviewing Party or any aspect thereof, including the legal or factual bases therefor, and, subject to the provisions of Section 15, the Company hereby consents to service of process and to appear in any such proceeding. Absent such litigation, any determination by any Reviewing Party shall be conclusive and binding on the Company and Indemnitee.

            (d) SELECTION OF REVIEWING PARTY; CHANGE IN CONTROL. If there has not been a Change in Control, any Reviewing Party shall be selected in accordance with the provisions of Section 13.1-701(B) of the Virginia Stock Corporation Act and the Company's Articles of Incorporation, and if



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there has been a Change in Control, any Reviewing Party with respect to all matters thereafter arising concerning the rights of Indemnitee to indemnification of Expenses under this Agreement or any other agreement with or for the benefit of the Indemnitee or under the Company's Articles of Incorporation or Bylaws as now or hereafter in effect, or under any other Virginia law, if desired by Indemnitee, shall be Special Legal Counsel jointly selected and agreed upon by the Company's Board of Directors and Indemnitee. The Company agrees to pay the reasonable fees of the Reviewing Party referred to above and to indemnify fully such Reviewing Party against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or the Reviewing Party's engagement pursuant hereto. Notwithstanding any other provision of this Agreement, the Company shall not be required to pay Expenses of more than one Special Legal Counsel in connection with all matters concerning a single Indemnitee, and such Special Legal Counsel shall be the Special Legal Counsel for any or all other Indemnitees unless (i) the Company otherwise determines or (ii) any Indemnitee shall provide a written statement setting forth in detail a reasonable objection to such Special Legal Counsel representing other Indemnitees.

            (e) MANDATORY PAYMENT OF EXPENSES. Notwithstanding any other provision of this Agreement other than Section 10 hereof, to the extent that Indemnitee entirely prevails in the defense of any Claim, Indemnitee shall be indemnified against all Expenses incurred by Indemnitee in connection therewith.

        3. EXPENSE ADVANCES.

            (a) OBLIGATION TO MAKE EXPENSE ADVANCES. The Company shall make Expense Advances to Indemnitee upon receipt of (i) a written undertaking by or on behalf of Indemnitee to repay such amounts, unless it shall previously have been determined pursuant to this Agreement that Indemnitee is not entitled to be indemnified therefor by the Company and (ii) a written statement by Indemnitee of his or her good faith belief that he or she has met the standard of conduct described in Section 13.1-697 of the Virginia Stock Corporation Act.

            (b) FORM OF UNDERTAKING. Any written undertaking by Indemnitee to repay any Expense Advances hereunder shall be unsecured and no interest shall be charged thereon.

            (c) DETERMINATION OF REASONABLE EXPENSE ADVANCES. The parties agree that for the purposes of any Expense Advance for which Indemnitee has made written demand to the Company in accordance with this Agreement, all Expenses included in such Expense Advance that are certified by affidavit of Indemnitee's counsel as being reasonable shall be presumed conclusively to be reasonable, subject to applicable law.

        4. PROCEDURES FOR INDEMNIFICATION AND EXPENSE ADVANCES.

            (a) TIMING OF PAYMENTS. All payments of Expenses (including without limitation Expense Advances) by the Company to Indemnitee pursuant to this Agreement shall be made to the fullest extent permitted by Virginia law as soon as practicable after written demand by Indemnitee therefor is presented to the Company, but in no event later than forty-five (45) business days after such written demand by Indemnitee is presented to the Company, except in the case of Expense

Advances, which shall be made no later than twenty (20) business days after such written demand by Indemnitee is presented to the Company.

            (b) NOTICE/COOPERATION BY INDEMNITEE. Indemnitee shall, as a condition precedent to Indemnitee's right to be indemnified or Indemnitee's right to receive Expense Advances under this Agreement, give the Company notice in writing as soon as practicable of any Claim made against Indemnitee for which indemnification will or could be sought under this Agreement. Notice to the Company shall be directed to the President of the Company at the address shown on the signature page of this Agreement (or such other address as the Company shall designate in writing to Indemnitee). In addition, Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within Indemnitee's knowledge and reasonable power to furnish.

            (c) NO PRESUMPTIONS; BURDEN OF PROOF. For purposes of this Agreement, the termination of any Claim by judgment, order, settlement (whether with or without court approval) or conviction, or upon a plea of NOLO CONTENDERE, or its equivalent, shall not create a presumption that Indemnitee did not meet any particular standard of conduct or have any particular belief or that a court has determined that indemnification is not permitted by this Agreement or Virginia law. In addition, neither the failure of any Reviewing Party to have made a determination as to whether Indemnitee has met any particular standard of conduct or had any particular belief, nor an actual determination by any Reviewing Party that Indemnitee has not met such standard of conduct or did not have such belief, prior to the commencement of legal proceedings by Indemnitee to secure a judicial determination that Indemnitee should be indemnified under this Agreement or Virginia law, shall be a defense to Indemnitee's claim or create a presumption that Indemnitee has not met any particular standard of conduct or did not have any particular belief. In connection with any determination by any Reviewing Party or otherwise as to whether Indemnitee is entitled to be indemnified hereunder, the burden of proof shall be on the Company to establish that Indemnitee is not so entitled.

            (d) SELECTION OF COUNSEL. In the event the Company shall be obligated hereunder to provide indemnification for or make any Expense Advances with respect to the Expenses of any Claim, the Company, if appropriate, shall be entitled to assume the defense of such Claim with counsel approved by Indemnitee (which approval shall not be unreasonably withheld) upon the delivery to Indemnitee of written notice of the Company's election to do so. After delivery of such notice, approval of such counsel by Indemnitee and the retention of such counsel by the Company, the Company will not be liable to Indemnitee under this Agreement for any fees or expenses of separate counsel subsequently employed by or on behalf of Indemnitee with respect to the same Claim; PROVIDED THAT, (i) Indemnitee shall have the right to employ Indemnitee's separate counsel in any such Claim at Indemnitee's expense and (ii) if (A) the employment of separate counsel by Indemnitee has been previously authorized by the Company, (B) Indemnitee shall have reasonably concluded that there may be a conflict of interest between the Company and Indemnitee in the conduct of any such defense, or (C) the Company shall not continue to retain such counsel to defend such Claim, then the fees and expenses of Indemnitee's separate counsel shall be Expenses for which Indemnitee may receive indemnification or Expense Advances hereunder.

        5. ADDITIONAL INDEMNIFICATION RIGHTS; NONEXCLUSIVITY.

            (a) SCOPE. The Company hereby agrees to indemnify Indemnitee to the fullest extent permitted by Virginia law, notwithstanding that such indemnification is not specifically authorized by the other provisions of this Agreement, the Company's Articles of Incorporation, the Company's Bylaws or by statute. In the event of any change after the date of this Agreement in any Virginia law, statute or rule which expands the right of a Virginia corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits afforded by such change. In the event of any change in any Virginia law, statute or rule which narrows the right of a Virginia corporation to indemnify a member of its board of directors or an officer, employee, agent or fiduciary, such change, to the extent not otherwise required by such law, statute or rule to be applied to this Agreement, shall have no effect on this Agreement or the parties' rights and obligations hereunder.

            (b) NONEXCLUSIVITY. The indemnification and the payment of Expense Advances provided by this Agreement shall be in addition to any rights to which Indemnitee may be entitled under the Company's Articles of Incorporation, its Bylaws, any other agreement, any vote of shareholders or disinterested directors, the Virginia Stock Corporation Act, or otherwise. The indemnification and the payment of Expense Advances provided under this Agreement shall continue as to Indemnitee for any action taken or not taken while serving in an indemnified capacity even though subsequent thereto Indemnitee may have ceased to serve in such capacity.

        6. NO DUPLICATION OF PAYMENTS. The Company shall not be liable under this Agreement to make any payment in connection with any Claim made against Indemnitee to the extent Indemnitee has otherwise actually received payment (under any insurance policy, provision of the Company's Articles of Incorporation, Bylaws or otherwise) of the amounts otherwise payable hereunder.

        7. PARTIAL INDEMNIFICATION. If Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for some or a portion of Expenses incurred in connection with any Claim, but not, however, for all of the total amount thereof, the Company shall nevertheless indemnify Indemnitee for the portion of such Expenses to which Indemnitee is entitled.

        8. MUTUAL ACKNOWLEDGMENT. Both the Company and Indemnitee acknowledge that in certain instances, federal law or applicable public policy may prohibit the Company from indemnifying its directors, officers, employees, agents or fiduciaries under this Agreement or otherwise. Indemnitee understands and acknowledges that the Company has undertaken or may be required in the future to undertake with the Securities and Exchange Commission to submit the question of indemnification to a court in certain circumstances for a determination of the Company's right under public policy to indemnify Indemnitee.


        9. LIABILITY INSURANCE. To the extent the Company maintains liability insurance applicable to directors, officers, employees, agents or fiduciaries, Indemnitee shall be covered by such policies.

        10. EXCEPTIONS. Notwithstanding any other provision of this Agreement, the Company shall not be obligated pursuant to the terms of this Agreement:

            (a) EXCLUDED ACTION OR OMISSIONS. To indemnify Indemnitee for Expenses resulting from acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or Virginia law; PROVIDED, HOWEVER, that notwithstanding any limitation set forth in this Section 10(a) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has engaged in acts, omissions or transactions for which Indemnitee is prohibited from receiving indemnification under this Agreement or Virginia law.

            (b) CLAIMS INITIATED BY INDEMNITEE. To indemnify or make Expense Advances to Indemnitee with respect to Claims initiated or brought voluntarily by Indemnitee and not by way of defense, counterclaim or crossclaim, except (i) with respect to actions or proceedings brought to establish or enforce a right to indemnification or advancement of Expenses under this Agreement or any other agreement or insurance policy or under the Company's Articles of Incorporation or Bylaws now or hereafter in effect relating to Claims for Covered Events, (ii) in specific cases if the Board of Directors has approved the initiation or bringing of such Claim, or (iii) as otherwise required under the Virginia Stock Corporation Act, regardless of whether Indemnitee ultimately is determined to be entitled to such indemnification or insurance recovery, as the case may be.

            (c) LACK OF GOOD FAITH. To indemnify Indemnitee for any Expenses incurred by Indemnitee with respect to any action instituted (i) by Indemnitee to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous, or (ii) by or in the name of the Company to enforce or interpret this Agreement, if a court having jurisdiction over such action determines as provided in Section 13 that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous.

            (d) CLAIMS UNDER SECTION 16(B). To indemnify Indemnitee for expenses and the payment of profits arising from the purchase and sale by Indemnitee of securities in violation of Section 16(b) of the Securities Exchange Act of 1934, as amended, or any similar successor statute, PROVIDED, HOWEVER, that notwithstanding any limitation set forth in this Section 10(d) regarding the Company's obligation to provide indemnification, Indemnitee shall be entitled under Section 3 to receive Expense Advances hereunder with respect to any such Claim unless and until a court having jurisdiction over the Claim shall have made a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that Indemnitee has violated said statute.

        11. COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall constitute an original.

        12. BINDING EFFECT; SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors, assigns (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business or assets of the Company), spouses, heirs and personal and legal representatives.


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        13. EXPENSES INCURRED IN ACTION RELATING TO ENFORCEMENT OR
INTERPRETATION. In the event that any action is instituted by Indemnitee under this Agreement or under any liability insurance policies maintained by the Company to enforce or interpret any of the terms hereof or thereof, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee with respect to such action (including without limitation attorneys' fees), regardless of whether Indemnitee is ultimately successful in such action, unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material assertions made by Indemnitee as a basis for such action was not made in good faith or was frivolous; PROVIDED, HOWEVER, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action. In the event of an action instituted by or in the name of the Company under this Agreement to enforce or interpret any of the terms of this Agreement, Indemnitee shall be entitled to be indemnified for all Expenses incurred by Indemnitee in defense of such action (including without limitation costs and expenses incurred with respect to Indemnitee's counterclaims and crossclaims made in such action), unless as a part of such action a court having jurisdiction over such action makes a final judicial determination (as to which all rights of appeal therefrom have been exhausted or lapsed) that each of the material defenses asserted by Indemnitee in such action was made in bad faith or was frivolous; PROVIDED, HOWEVER, that until such final judicial determination is made, Indemnitee shall be entitled under Section 3 to receive payment of Expense Advances hereunder with respect to such action.

        14. NOTICE. All notices, requests, demands and other communications under this Agreement shall be in writing and shall be deemed duly given (i) if delivered by hand and signed for by the party addressed, on the date of such delivery, or (ii) if mailed by domestic certified or registered mail with postage prepaid, on the third business day after the date postmarked. Addresses for notice to either party are as shown on the signature page of this Agreement, or as subsequently modified by written notice.

        15. CONSENT TO JURISDICTION. The Company and Indemnitee each hereby irrevocably consent to the jurisdiction of the courts of the Commonwealth of Virginia for all purposes in connection with any action or proceeding which arises out of or relates to this Agreement and agree that any action instituted under this Agreement shall be commenced, prosecuted and continued only in the Commonwealth of Virginia in and for Henrico County, which shall be the exclusive and only proper forum for adjudicating such a claim.

        16. SEVERABILITY. The provisions of this Agreement shall be severable in the event that any of the provisions hereof (including any provision within a single section, paragraph or sentence) are held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable, and the remaining provisions shall remain enforceable to the fullest extent permitted by Virginia law. Furthermore, to the fullest extent possible, the provisions of this Agreement (including without limitation each portion of this Agreement containing any provision held to be invalid, void or otherwise unenforceable, that is not itself invalid, void or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.


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

        17. CHOICE OF LAW. This Agreement, and all rights, remedies, liabilities, powers and duties of the parties to this Agreement, shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia without regard to its conflicts of laws principles.

        18. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee, who shall execute all documents required and shall do all acts that may be necessary to secure such rights and to enable the Company effectively to bring suit to enforce such rights.

        19. AMENDMENT AND TERMINATION. No amendment, modification, termination or cancellation of this Agreement shall be effective unless it is in writing signed by both the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed to be or shall constitute a waiver of any other provisions hereof (whether or not similar), nor shall such waiver constitute a continuing waiver.

        20. INTEGRATION AND ENTIRE AGREEMENT. This Agreement sets forth the entire understanding between the parties hereto and supersedes and merges all previous written and oral negotiations, commitments, understandings and agreements relating to the subject matter hereof between the parties hereto. 21. NO CONSTRUCTION AS EMPLOYMENT AGREEMENT. Nothing contained in this Agreement shall be construed as giving Indemnitee any right to be retained in the employ of the Company or any of its subsidiaries or affiliated entities.

                            [SIGNATURE PAGE FOLLOWS.]

         IN WITNESS WHEREOF, the parties hereto have executed this Indemnification Agreement as of the date first above written.

                                      JAMES RIVER COAL COMPANY


                                      By:
                                               ---------------------------------

                                      Name:
                                            ------------------------------------

                                      Title:
                                            ------------------------------------

                                      Address: 901 E. Byrd Street, Suite 1600
                                               Richmond, VA  23219



AGREED TO AND ACCEPTED:


-------------------------------
[Indemnitee]

Address:
        ------------------------
        ------------------------







                               [SIGNATURE PAGE TO
                            JAMES RIVER COAL COMPANY
                           INDEMNIFICATION AGREEMENT]



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